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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  ____________
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  AUGUST 7, 2003

                              EMERITUS CORPORATION
               (Exact name of registrant as specified in charter)

           WASHINGTON                1-14012                   91-1605464
    (State or other jurisdiction   (Commission               (IRS Employer
     of incorporation)            File Number)             Identification No.)

                              Raymond R. Brandstrom
        Vice President of Finance, Chief Financial Officer, and Secretary
                              Emeritus Corporation
                         3131 Elliott Avenue, Suite 500
                            Seattle, Washington 98121
               (Address of principal executive offices) (Zip Code)

                                 (206) 298-2909
              (Registrant's telephone number, including area code)

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)


The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On August 7, 2003, Emeritus Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


EMERITUS  CORPORATION

By:  /s/  Raymond  R.  Brandstrom
     ----------------------------
     Raymond  R.  Brandstrom
     Vice  President  of  Finance,  Chief
     Financial  Officer, and  Secretary


Dated:  August  8,  2003